J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Value Opportunities Fund
(Class A, Class B and Class C)

Supplement dated September 2, 2010
to the Class A, Class B and Class C Shares Prospectus
dated November 1, 2009, as supplemented

The “Annual Fund Operating Expenses” and “Example” tables and sections on pages 58 and 59 of the Prospectus for the JPMorgan Value Opportunities Fund (the Fund) in the Fund’s Prospectus are hereby replaced with the corresponding tables and sections below.

ANNUAL FUND OPERATING EXPENSES
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.29	0.29
Total Other Expenses	0.54	0.54	0.54
Total Annual Fund Operating Expenses	1.19	1.69	1.69
Fee Waivers and Expense Reimbursements1	-0.24	-0.24	-0.24
Net Expenses1	0.95	1.45	1.45

1 The Fund’s adviser, distributor and business manager (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) exceed 0.95%, 1.45% and 1.45%, respectively, of their average daily net assets.  This agreement continues through 10/31/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes you invest $10,000 in the Fund for the time periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/11 and total annual fund operating expenses thereafter.  You actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
Class A Shares ($)	617	860	1,123	1,872
Class B Shares ($)	648	809	1,095	1,845
Class C Shares ($)	248	509	895	1,978

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
Class A Shares ($)	617	860	1,123	1,872
Class B Shares ($)	148	509	895	1,845
Class C Shares ($)	148	509	895	1,978

SUP-VO-CAP-910

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE